Exhibit 10.44

AMENDMENT NO. 1

to

FINANCE AGREEMENT

between

TETRA4 PROPRIETARY LIMITED

and

U.S. INTERNATIONAL DEVELOPMENT FINANCE CORPORATION

Dated as of March 30, 2020

DFC/9000083212

AMENDMENT NO. 1 TO FINANCE AGREEMENT

THIS AMENDMENT NO. 1 TO FINANCE AGREEMENT, dated as of March 30, 2020 (this “Amendment”), is made between TETRA4 PROPRIETARY LIMITED, a limited liability company duly registered and validly existing under the laws of the Republic of South Africa (the “Borrower”); and the U.S. INTERNATIONAL DEVELOPMENT FINANCE CORPORATION, an agency of the United States of America (“DFC”).

WHEREAS, the Borrower and the Overseas Private Investment Corporation (“OPIC”) entered into a Finance Agreement dated as of August 20, 2019 (the “Finance Agreement”);

WHEREAS, DFC, as successor in interest to OPIC pursuant to the Better Utilization of Investments Leading to Development Act of 2018, 22 U.S.C. §§9601 et seq. succeeded to all of OPIC’s rights and interest in the Finance Agreement;

WHEREAS, the Borrower has requested additional time to enter into the Second Disbursement Lease;

WHEREAS, as permitted by the Broad-Based Economic Empowerment Act (Act 53 of 2003) and the Mineral and Petroleum Resources Development Act (Act 28 of 2002), certain shares of the Borrower have been purchased by the Sponsor from Cheryl Sjoberg, which purchase requires Schedule 3.01(d) of the Finance Agreement to be amended; and

WHEREAS, DFC and the Borrower have agreed to make such amendments.

NOW THEREFORE, the parties hereto agree as follows:

SECTION 1. DEFINITIONS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings specified in the Finance Agreement, except that any references to OPIC shall be construed to mean DFC as the context requires.

SECTION 2. AMENDMENT.

2.1
Second Disbursement Lease. Pursuant to Section 9.06 of the Finance Agreement, as of the date hereof, Section 6.13(b) of the Finance Agreement shall be replaced in its entirety with the following: “The Borrower shall enter into the Second Disbursement Lease no later than the earlier to occur of: (i) the second Closing Date; or (ii) April 30, 2020 on terms and conditions reasonably satisfactory to OPIC.”
2.2
Schedule 3.01(d). Pursuant to Section 9.06 of the Finance Agreement, as of the date hereof, Schedule 3.01(d) of the Finance Agreement shall be replaced in its entirety with Exhibit 1 attached hereto.

SECTION 3. MISCELLANEOUS.

3.1
Reference. Upon the due execution and delivery of this Amendment by the parties hereto, on and after the date hereof each reference in the Finance Agreement to “this Agreement”, “hereunder”, “hereof”, and “herein” shall mean and be a reference to the Finance Agreement, as amended hereby.

3.2
Limited Effect. Except as specifically amended above, the Finance Agreement shall remain in full force and effect and is hereby ratified and confirmed.

3.3
No Waiver. The execution, delivery, and effectiveness of this Amendment shall be limited precisely as written and, except as expressly provided herein, shall not be deemed to

(a) be a consent to any waiver or modification of any other term or condition of the Finance Agreement or any of the instruments or documents referred to therein, (b) create, or be evidence of, alone or taken with any consent to, waiver or modification of, or other amendment of the provisions of the Finance Agreement or any of the instruments or documents referred to therein, a course of conduct, or (c) prejudice any right or rights which DFC may now have or may have in the future under or in connection with the Finance Agreement or any of the instruments or documents referred to therein.

3.4
Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

3.5
Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed an original and all of which together shall constitute one and the same instrument.

3.6
Headings Descriptive. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

3.7
Severability. In case any provision in, or obligation under, this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(Signature Page Follows)

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed and delivered on its behalf by its Authorized Officer as of the date first above written.

TETRA4 PROPRIETARY LIMITED

By: /s/ Stefano Marani

Name: Stefano Marani

Title: CEO

U.S. INTERNATIONAL DEVELOPMENNT FINANCE CORPORATION

By:

Name:

Title:

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed and delivered on its behalf by its Authorized Officer as of the date first above written.

TETRA4 PROPRIETARY LIMITED

By:

Name:

Title:

U.S. INTERNATIONAL DEVELOPMENNT FINANCE CORPORATION

By: /s/ Carla Chissell

Name: Carla Chissell

Title: Director, Asset Management